HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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                     OMNISOURCE-SM- GROUP FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES

SUPPLEMENT DATED SEPTEMBER 30, 1998 TO THE PROSPECTUS DATED MAY 1, 1998 FOR THE
     OMNISOURCE-SM- GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

The Annual Fund Operating Expense table and accompanying footnotes of the prospectus should be deleted and replaced with the following language:

                      ANNUAL PORTFOLIO OPERATING EXPENSES
                     (After Waivers and/or Reimbursements)
                        (as a percentage of net assets)

                                                                                               TOTAL OPERATING
                                                              MANAGEMENT FEE   OTHER EXPENSES    EXPENSES (1)
                                                              ---------------  --------------  ----------------
 Hartford Capital Appreciation Fund..........................      0.641%          0.015%           0.656%
 Hartford Bond Fund..........................................      0.505%          0.017%           0.522%
 Hartford Money Market Fund..................................      0.450%          0.017%           0.467%
 N&B AMT Limited Maturity Bond Portfolio (2).................      0.650%          0.120%           0.770%
 N&B AMT Balanced Portfolio (2)..............................      0.850%          0.190%           1.040%
 N&B AMT Partners Portfolio (2)..............................      0.800%          0.060%           0.860%
 VIP High Income Portfolio (3)...............................      0.590%          0.120%           0.710%
 VIP Equity-Income Portfolio (3).............................      0.500%          0.080%           0.580%
 VIP Overseas Portfolio (3)..................................      0.750%          0.170%           0.920%
 VIP II Asset Manager Portfolio (3)..........................      0.550%          0.100%           0.650%
 Alger American Small Capitalization Portfolio...............      0.850%          0.040%           0.890%
 Alger American Growth Portfolio.............................      0.750%          0.040%           0.790%
 J.P. Morgan Bond Portfolio (4)..............................      0.300%          0.450%           0.750%
 J.P. Morgan Equity Portfolio (4)............................      0.400%          0.500%           0.900%
 J.P. Morgan Small Company Portfolio (4).....................      0.600%          0.550%           1.150%
 J.P. Morgan International Opportunities Portfolio (4).......      0.600%          0.600%           1.200%
 MS Fixed Income Portfolio (5)...............................      0.000%          0.700%           0.700%
 MS High Yield Portfolio (5).................................      0.000%          0.800%           0.800%
 MS Equity Growth Portfolio (5)..............................      0.000%          0.850%           0.850%
 MS Value Portfolio (5)......................................      0.000%          0.850%           0.850%
 MS Global Equity Portfolio (5)..............................      0.000%          1.150%           1.150%
 MS Emerging Markets Equity Portfolio (5)....................      0.000%          1.750%           1.750%
 BT EAFE-Registered Trademark- Equity Index Fund (6).........      0.020%          0.630%           0.650%
 BT Equity 500 Index Fund (6)................................      0.000%          0.300%           0.300%
 BT Small Cap Index Fund (6).................................      0.000%          0.450%           0.450%

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(1) Management Fee generally represents the fees paid to the investment adviser or its affiliate for investment and administrative services provided. Other Expenses are expenses (other than Management Fees) which are deducted from the fund including legal, accounting and custodian fees. For complete description of the nature of the services provided in consideration of the operating expenses deducted, please see the Fund prospectuses.

(2) Neuberger & Berman AMT is divided into Portfolios, each of which invests all of its net investable assets in a corresponding series of Advisers Managers Trust. The figures reported under Management Fee include the aggregate of the administration fees paid by the Portfolio and the management fee paid by its corresponding series of Advisers Managers Trust. Similarly, Other Expenses includes all other expenses of the Portfolio and its corresponding series of Advisers Managers Trust.

(3) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been 0.710% for VIP High Income Portfolio, 0.570% for VIP Equity-Income Portfolio, 0.900% for VIP Overseas Portfolio, and 0.640% for VIP II Asset Manager Portfolio.
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                                     HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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(4) Pursuant to a voluntary agreement, fees and expenses were reimbursed to the extent expenses exceeded .75%, .90%, 1.15% and 1.20% of the average daily net assets of J.P. Morgan Bond Portfolio, J.P. Morgan Equity Portfolio, J.P. Morgan Small Company Portfolio and J.P. Morgan International Opportunities Portfolio, respectively. Without such reimbursement, total expenses were 1.910%, 2.310%, 3.810% and 4.250% for J.P. Morgan Bond Portfolio, J.P.
    Morgan Equity Portfolio, J.P. Morgan Small Company Portfolio and J.P. Morgan International Opportunities Portfolio, respectively.

(5) With respect to the MS Fixed Income, MS High Yield, MS Equity Growth, MS Value, MS Global Equity and MS Emerging Markets Equity Portfolios, the investment adviser has voluntarily agreed to waive its investment advisory fees and to reimburse the Portfolios if such fees would cause their respective Total Operating Expenses to exceed those set forth in the table above. Absent such reductions, it is estimated that Management Fees, Other Expenses and Total Fund Operating Expenses for the Portfolios would have been as follows:

                                                                                                TOTAL OPERATING
 PORTFOLIO                                                    MANAGEMENT FEE   OTHER EXPENSES       EXPENSES
 ------------------------------------------------------------ ---------------  --------------  ------------------
 MS Fixed Income.............................................      0.400%          1.310%            1.710%
 MS High Yield...............................................      0.500%          1.180%            1.680%
 MS Equity Growth............................................      0.550%          1.500%            2.050%
 MS Value....................................................      0.550%          1.320%            1.870%
 MS Global Equity............................................      0.800%          1.630%            2.430%
 MS Emerging Markets Equity..................................      1.250%          2.870%            4.120%

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(6) Without expense waivers and reimbursements, the total operating expenses for
    BT EAFE-Registered Trademark- Equity Index Fund, BT Equity 500 Index Fund and BT Small Cap Index Fund would have been 2.750%, 2.780% and 3.270%, respectively.

33-63731